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                                                                    Exhibit 23.7

                        CONSENT OF INDEPENDENT AUDITORS

   We hereby consent to the incorporation by reference in this Registration Statement on Form S-4, of our Auditors' Opinion dated June 8, 1998 accompanying the financial statements of TRADE'ex Electronic Commerce Systems, Inc. as of March 31, 1998, which is included in the May 16, 2000 Form 8-K/A of Ariba, Inc., and to the reference to our Firm under the caption "Experts" in the prospectus.

/s/ Pender Newkirk & Company
Certified Public Accountants
Tampa, Florida

February 8, 2001